Prudential Real Assets Fund, a series of
Prudential Investment Portfolios 3

Supplement Dated September 12, 2013
to the
Prospectus Summary, Prospectus and Statement of Additional Information

This supplement amends the Prospectus Summary, Prospectus and Statement of Additional Information (the SAI) of Prudential Investment Portfolios 3 (the Trust), each dated April 30, 2013, relating to the Prudential Real Assets Fund (the Fund), and is in addition to any existing supplements to the Fund’s Prospectus Summary, Prospectus or SAI.

Change in Control of CoreCommodity Management, LLC

CoreCommodity Management, LLC (CoreCommodity), a wholly-owned subsidiary of Jefferies Group LLC (Jefferies), serves as subadviser to the Fund’s commodities asset class and a portion of the assets of the Prudential Real Assets Subsidiary, Ltd. (the Subsidiary), the Fund’s wholly-owned Cayman Islands subsidiary.

On September 11, 2013, Jefferies transferred ownership of CoreCommodity to CoreCommodity Capital, LLC (CCC) which is owned by CoreManagement, LLC (CM) and Jefferies. As a result of the change in control of CoreCommodity, the current subadvisory agreements between Prudential Investments, LLC (PI) and CoreCommodity with respect to the Fund and the Subsidiary terminated on that date. CoreCommodity has agreed to continue to provide subadvisory services from the effective date of the change of control until the date on which the Board of Trustees of the Fund and the Subsidiary approve new subadvisory agreements for the Fund and the Subsidiary, which is expected to occur on or about September 17, 2013. CoreCommodity has further agreed to provide such services without compensation for this interim period (from on or about September 11, 2013 to on or about September 17, 2013). To the extent that PI does not pay CoreCommodity subadvisory fees for the services being provided to the Fund or the Subsidiary for the interim period, PI will waive such portion of its management fees for the Subsidiary.

LR486